EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of The Bombay Company, Inc. (the “Company”) on Form 10-K/A for the year ended February 3, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID B. STEWART	/s/ ELAINE D. CROWLEY
David B. Stewart	Elaine D. Crowley
Chief Executive Officer	Senior Vice President, Chief Financial
Officer and Treasurer

Date: June 4, 2007	Date: June 4, 2007
A signed original of this written statement required by Section 906 has been provided to The Bombay Company, Inc. and will be retained by The Bombay Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.